CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential World Fund, Inc. of our report dated December 17, 2020, relating to the financial statements and financial highlights, which appears in PGIM Emerging Markets Debt Local Currency Fund's Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

February 2, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential World Fund, Inc. of our report dated December 17, 2020, relating to the financial statements and financial highlights, which appears in PGIM Jennison Emerging Markets Equity Opportunities Fund's Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

February 2, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential World Fund, Inc. of our report dated December 17, 2020, relating to the financial statements and financial highlights, which appears in PGIM Jennison Global Infrastructure Fund's Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

February 2, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Prudential World Fund, Inc. of our report dated December 17, 2020, relating to the financial statements and financial highlights, which appears in PGIM Emerging Markets Debt Hard Currency Fund's Annual Report on Form N-CSR for the year ended October 31, 2020. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

New York, New York

February 2, 2021